UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 25, 2015

CLEAN COAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50053	26-1079442
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

295 Madison Avenue (12th Floor), New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 727-4847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As previously reported, Clean Coal Technologies, Inc. (the “Company”) has received funding from CCTC Acquisition Partners LLC (“Lender”), an entity affiliated with and managed by Black Diamond Financial Group LLC, in the aggregate of $1.5 million, which funding was made to the Company by Lender through three separate senior secured notes, each having a principal amount of $500,000, that were issued to Lender on May 12, 2015, May 22, 2015 and June 5, 2015 (collectively, the “Initial Notes”).  Since the funds were advanced for the Initial Notes, Lender has incrementally advanced additional funds to the Company over the past five months to support the construction of the Company’s demonstration plant, the redemption of up to $523,000 of outstanding convertible notes of the Company and for working capital, in an aggregate amount of $2,749,180 (“Additional Debt”). These loans were made by Lender pursuant to a term sheet that was agreed upon by the Company and Lender in May 2015, subject to the parties entering into definitive documentation.

On November 25, 2015, the Company entered into a subscription agreement (the “Subscription Agreement”) with Lender relating to the issuance and sale (the “Offering”) of up to an aggregate of $7,591,472.38 in face or principal amount of Notes (as defined below) to Lender, in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act. Upon entering into the Subscription Agreement, Lender converted the Initial Notes and Additional Debt into Notes issued under the Subscription Agreement. The Notes were offered at a purchase price equal to 91% of the principal or face amount of the Notes, in an aggregate amount of $6,908,239.87 (the amount payable with respect to each Note, the “Purchase Price”). During the 30-day period after the signing of the Subscription Agreement, Lender has the exclusive right to purchase Notes pursuant to the Subscription Agreement.

The Offering is being conducted in three stages. The first stage of the Offering (the “Stage I Offering”) has been completed and included the issuance and sale of Series A 12% secured convertible notes (the “Series A Notes”) in the principal amount up to $3,741,472.38, of which, as of the date of the Subscription Agreement, $3,741,472.38 in principal amount has been fully advanced and funded by Lender (the “Series A Advances”).  The second stage of the Offering (the “Stage II Offering”) includes the issuance and sale of Series B 12% secured convertible notes (the “Series B Notes”) in the minimum principal amount of $626,226.37, but not more than $1,650,000, of which, as of the date of the Subscription Agreement, the minimum principal amount of $626,226.37 was fully advanced and funded by Lender (the “Series B Advances”).  The third stage of the Offering (the “Stage III Offering”) includes the issuance and sale of Series C 12% secured convertible notes (the “Series C Notes”, together with Series A Notes and Series B Notes, the “Notes”) in the minimum principal amount of $507,846.15, but not more than $2,200,000, of which, as of the date of the Subscription Agreement, the minimum principal amount of $507,846.15 was fully advanced and funded by Lender (the “Series C Advances”).

The closing of the purchase and sale of the Series A Notes (the “Stage I Closing”), the closing of the purchase and sale of the minimum principal amount of the Series B Notes (the “Minimum Stage II Closing”) and the closing of the purchase and sale of the minimum principal amount of the Series C Notes (the “Minimum Stage III Closing” and, collectively with the Stage I Closing and the Minimum Stage II Closing, the “Initial Closing”) took place on November 25, 2015 (the “Initial Closing Date”).  At the Initial Closing, the Company issued to Lender (i) a Series A Note in principal amount equal in the aggregate to the amount of the Series A Advances, (ii) a Series B Note in principal amount equal in the aggregate to the amount of the Series B Advances and (iii) a Series C Note in principal amount equal in the aggregate to the amount of Series C Advances. Following the Initial Closing, Lender has the right, at its sole discretion, to purchase at one or more closings (A) additional Series B Notes up to a maximum principal amount of $1,023,773.63 and (B) additional Series C Notes up to a maximum principal amount of $1,692,153.85. Subject to all conditions to closing being satisfied or waived (other than those conditions that by their nature will be satisfied at the closing), the closing of the purchase and sale of any additional Series B Notes and/or any additional Series C Notes will take place on the date that sufficient funds for such purchase are received by the Company.

Each Series A Note will convert at any time from the issuance to its maturity, at Lender’s sole discretion, into units of the Company’s securities (the “Units”), at a conversion price of $0.08 per Unit.  Each Unit will consist of one share (a “Stage I Common Share”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and one three-year common stock warrant (a “Warrant”) to purchase one share of Common Stock at an exercise price of $0.10 per share (a “Warrant Share”).  Each Series B Note will convert at any time from the issuance to its maturity, at Lender’s sole discretion, into shares (the “Stage II Common Shares”) of Common Stock at a conversion price of $0.12 per share. Each Series C Notes will convert at any time from the issuance to its maturity, at Lender’s sole discretion, into shares (the “Stage III Common Shares”, which, collectively with Stage I Common Shares and Stage II Common Shares, are sometimes referred herein below as “Conversion Shares”) of Common Stock at a conversion price of $0.15 per share. The Notes, Units, Warrants, Warrant Shares and Conversion Shares are collectively referred to herein as “Securities”.

The Notes mature three years from the date of issuance and will bear interest at the rate of 12% per annum payable quarterly in arrears. Until such time as the Company reaches positive cash flow for a minimum of two successive fiscal quarters or, if earlier, until the first anniversary of the Issuance Date, interest may be paid in-kind, at the option of the Company.  From and after the occurrence of an Event of Default (as defined the Notes) and until such Event of Default is cured, the interest rate will be increased to eighteen percent (18%) per annum and interest accrued during that period shall be payable in cash only. The Notes will be secured by a security interest in and lien on all of the assets of the Company and its subsidiaries, pursuant to a security agreement (the “Security Agreement”), dated November 25, 2015, between the Company and Lender. All payments due under the Notes shall rank senior to all the Company’s debt currently outstanding or created after the date of the Subscription Agreement, unless prohibited by law, except for the Permitted Liens (as defined in the Subscription Agreement). The Company is permitted to issue notes after the date of the Subscription Agreement without the consent of the holders of Notes, provided that such notes rank junior to the Notes. Pursuant to a registration rights agreement (the “Registration Rights Agreement”), dated November 25, 2015, the Company has agreed that purchasers of the Notes will have the right to demand registration of the resale of the Conversion Shares and Warrant Shares.

The net proceeds of the Stage I Offering (i.e., the Series A Advances) were used by the Company primarily to construct, move and assemble its demonstration plant based in Tulsa, Oklahoma (“Demonstration Plant”).  The net proceeds of the Stage II Offering (including the Series B Advances) were, and in the future will be, used primarily for completing the commissioning of the Demonstration Plant.  The net proceeds of the Stage III Offering (including the Series C Advances) were, and in the future will be, used by the Company primarily for repayment of certain convertible promissory notes and general working capital.  Notwithstanding the foregoing, the Company may use net proceeds of the Offering for other purposes upon the written approval of the holders of at least fifty percent (50%) of the Notes then outstanding (the “Majority Holders”).

In connection with and at the time of the Initial Closing (and each subsequent closing), the Company paid (and will pay) to each purchaser of a Note a structuring fee equal to 5% of the Purchase Price paid by such purchaser with respect to such Note.  In addition, each purchaser of a Series A Note received a number of units of securities equal to 5% of the Purchase Price paid by such purchaser at the Stage I Closing, with each unit consisting of one share of Common Stock and one five-year warrant (the “Series A Discount Fee Warrant”) to purchase one share of Common Stock at a price of $0.10 per share.  Each purchaser of a Series B Note received (and in the future will be entitled to receive) a number of five-year warrants (the “Series B Discount Fee Warrants”) equal to 5% of the Purchase Price paid by such purchaser at the applicable Stage II Closing, with each Series B Discount Fee Warrant exercisable for one share of Common Stock at a price of $0.12 per share.  Each purchaser of a Series C Note received (and in the future will be entitled to receive) a number of five-year warrants (the “Series C Discount Fee Warrants”, together with the Series A Discount Fee Warrants and Series B Discount Fee Warrants, the “Discount Fee Warrants”) equal to 5% of the Purchase Price paid by such purchaser at the applicable Stage III Closing, with each Series C Discount Fee Warrant exercisable for one share of Common Stock at a price of $0.15 per share.

The Company has agreed to reimburse the purchasers of Notes for all reasonable out of pocket fees, costs and expenses incurred by such purchasers relating to the purchase of the Notes and related transactions including, but not limited to, diligence investigation costs and document preparation and negotiation, up to a maximum of $25,000 in the aggregate for all purchasers, among which, $10,000 was advanced by the Company to Lender prior to the date of the Subscription Agreement, to pay the related legal expenses prior to the date of the Subscription Agreement. The purchasers of Notes will be responsible for the payment of any finder fees, broker fees, commissions or similar fees applicable to the offer and sale of the Notes.

Any purchaser of one or more Notes with an aggregate Purchase Price of at least $3,000,000 has the right, from and after the issuance of such Notes until the third anniversary of the issuance date under such Notes, to participate in subsequent (a) debt financings by the Company, based on such purchaser’s pro rata ownership of the Notes, and (b) equity financings by the Company, based on such purchaser’s pro rata equity ownership of Common Stock, on a fully-diluted basis, provided that such purchaser holds more than $1,500,000 of the Notes.  Such rights terminate if purchasers fail to subscribe for and purchase all of the Series B Notes offered in the Stage II Offering within 30 days after the date of the Subscription Agreement and all of the Series C Notes offered in the Stage III Offering within 60 days after the date of the Subscription Agreement, or upon the occurrence of any of the following events (each, an “Expiration Event”):  (i) a secondary public offering of at least $25,000,000 of the Company’s Common Stock; (ii) a change of control of the Company as a result of (A) any person or group of persons within the meaning of § 13(d)(3) of the Securities Exchange Act of 1934, as amended, becoming the beneficial owner, directly or indirectly, in a single transaction or a series of transactions, of twenty percent (20%) or more of the total fair market value or total voting power of the stock in the Company, (B) the sale of all or substantially all of the Company’s assets to an entity that is not a subsidiary of the Company, or (C) a merger, consolidation or reorganization involving the Company, following which the current stockholders of the Company as of the date of this Subscription Agreement (the “Current Stockholders”) will not have voting power with respect to at least fifty percent (50%) of the voting securities entitled to vote generally in the election of directors of the surviving entity; or (D) the consummation of a sale by the Current Stockholders to a third party of some or all of the shares of Common Stock held by the Current Stockholders, which sale results in the Current Stockholders having voting power with respect to less than fifty percent (50%) of the voting securities entitled to vote in the election of directors of the Company; or (iii) the number of shares of Common Stock held by such purchaser, together with the number of shares of Common Stock issuable to such purchaser upon conversion of all Notes held by such purchaser, is less than ten percent (10%) of the Company’s Common Stock on a fully-diluted basis.

Pursuant to the Subscription Agreement, the Majority Holders have the right to nominate one director to the Company’s Board of Directors.  After all of the Series B Notes have been purchased in the Stage II Offering, the Majority Holders have the right to nominate one additional director to the Company’s Board of Directors. Such rights terminate upon the occurrence of any Expiration Event except to the extent that the occurrence of such event is caused by the conversion limit set forth in the Notes.

The Offering will terminate upon the sale of Notes with an aggregate of $7,591,472.38 in face or principal amount; provided, however, that if purchasers fail to subscribe for and purchase all of the Series B Notes offered in the Stage II Offering within 30 days after the date of the Subscription Agreement or all of the Series C Notes offered in the Stage III Offering within 60 days after the date of the Subscription Agreement, then the Company has the right to terminate the Offering, in its sole discretion, at any time thereafter.

Pursuant to the Subscription Agreement, the Company has agreed that, upon the repayment of certain convertible promissory notes and the release of Common Stock previously reserved for issuance upon conversion of such convertible promissory notes (the “Released Shares”), to reserve from the Released Shares, as such shares become available for reservation, a sufficient number of shares (to the extent available), free from preemptive rights, to provide for the issuance of (A) Conversion Shares upon the full conversion of each Note purchased or to be purchased and (B) Warrant Shares upon the full exercise of any Warrants issuable to Lender upon conversion of any Series A Notes.  If the number of authorized and unissued shares of Common Stock (including the Released Shares) is insufficient to achieve the necessary reserve at such time, the Company has agreed to use its reasonable efforts to obtain any necessary shareholder consent to increase the authorized number of shares of Common Stock in order to accommodate the reserve.

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing descriptions of the Subscription Agreement, the Registration Rights Agreement, the Security Agreement, the form of Warrant, the Series A Note dated November 25, 2015, the Series B Note dated November 25, 2015, and the Series C Note dated November 25, 2015, and are not complete and are qualified in their entireties by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or and Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

4.1	Form of Warrant to Purchase Common Stock

4.2	Series A 12% Secured Convertible Promissory Note, dated November 25, 2015

4.3	Series B 12% Secured Convertible Promissory Note, dated November 25, 2015

4.4	Series C 12% Secured Convertible Promissory Note, dated November 25, 2015

10.1	Subscription Agreement, dated November 25, 2015, by and between Clean Coal Technologies, Inc. and CCTC Acquisition Partners LLC

10.2	Registration Rights Agreement, dated November 25, 2015, by and between Clean Coal Technologies, Inc. and CCTC Acquisition Partners LLC

10.3	Security Agreement, dated November 25, 2015, by and between Clean Coal Technologies, Inc. and CCTC Acquisition Partners LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN COAL TECHNOLOGIES, INC.

Date: November 27, 2015	By:	/s/ Robin Eves
Robin Eves Chief Executive Officer

EXHIBIT INDEX

4.1	Form of Warrant to Purchase Common Stock

4.2	Series A 12% Secured Convertible Promissory Note, dated November 25, 2015

4.3	Series B 12% Secured Convertible Promissory Note, dated November 25, 2015

4.4	Series C 12% Secured Convertible Promissory Note, dated November 25, 2015

10.1	Subscription Agreement, dated November 25, 2015, by and between Clean Coal Technologies, Inc. and CCTC Acquisition Partners LLC

10.2	Registration Rights Agreement, dated November 25, 2015, by and between Clean Coal Technologies, Inc. and CCTC Acquisition Partners LLC

10.3	Security Agreement, dated November 25, 2015, by and between Clean Coal Technologies, Inc. and CCTC Acquisition Partners LLC